Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG TimesSquare International Small Cap Fund

Supplement dated July 31, 2019 to the Prospectus, dated May 1, 2019

The following information supplements and supersedes any information to the contrary relating to AMG TimesSquare International Small Cap Fund (the “Fund”), a series of AMG Funds (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

Effective as of January 31, 2020 (the “Effective Date”), Robert Madsen, CFA will no longer serve as a portfolio manager for the Fund, and Magnus Larsson will serve as the portfolio manager primarily responsible for the day-to-day management of the Fund. Accordingly, as of the Effective Date, all references to and information relating to Mr. Madsen in the Prospectus are hereby deleted and all references to the portfolio manager of the Fund shall refer to Mr. Larsson.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE